UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 27, 2021

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street Mount Horeb, Wisconsin 53572
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on May 27, 2021, following the annual meeting of shareholders (the “Annual Meeting”) of Duluth Holdings Inc. (the “Company”), Stephen L. Schlecht resigned as Executive Chairman of the Company and was appointed as the non-executive Chairman of the Company’s Board of Directors (the “Board”).

In addition, Samuel M. Sato, the Company’s President and Chief Executive Officer, was appointed as a member of the Board.  In connection with his duties as a director, Mr. Sato will receive no additional compensation in addition to his compensation as President and Chief Executive Officer of the Company.  There were no arrangements or understandings between Mr. Sato and any other person pursuant to which he was selected as a director. Since January 29, 2018, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Sato had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.  Mr. Sato will also not serve as a member of any committees of the Board.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the proposal to elect the seven individuals nominated by the Board of Directors of the Company to serve as directors until the 2022 Annual Meeting of Shareholders.  As previously disclosed, the Company withdrew the proposal to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending January 30, 2022.  As also disclosed previously, the Audit Committee, based on management’s recommendation, approved the selection of KPMG LLP as the Company’s new independent registered public accounting firm.

The final voting results on the proposal is as follows:

Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non-Votes

Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	19,238,289	4,300,308	3,073,828

Francesca M. Edwardson	Class A	33,642,000	0	0
	Class B	23,484,396	54,201	3,073,828

David C. Finch	Class A	33,642,000	0	0
	Class B	22,599,054	939,543	3,073,828

Thomas G. Folliard	Class A	33,642,000	0	0
	Class B	23,478,246	60,351	3,073,828

Brenda I. Morris	Class A	33,642,000	0	0
	Class B	23,478,929	59,668	3,073,828

Brett L. Paschke	Class A	33,642,000	0	0
	Class B	23,449,334	89,263	3,073,828

Scott K. Williams	Class A	33,642,000	0	0
	Class B	23,482,898	55,699	3,073,828

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: May 28, 2021	By: /s/ David Loretta
David Loretta Senior Vice President and Chief Financial Officer